UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21044

UM Investment Trust

 (Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

 (Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

 (Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (800) 480-4111

Date of fiscal year end:  December 31

Date of reporting period: January 1, 2009 through December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

UM Investment Trust

Undiscovered Managers
Multi-Strategy Fund
(in liquidation)
Annual Report
December 31, 2009

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund’s Private Placement Memorandum. This document, although required to be filed with the SEC, may not be copied, faxed or otherwise distributed to the general public.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Annual Report
December 31, 2009

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
President’s Letter (Unaudited)
Annual Report

February 16, 2010

Dear Shareholder:

As we recently communicated to you, we have begun the liquidation process for the Undiscovered Managers Multi-Strategy Fund. I wanted to take this opportunity to let you know that the liquidation of the Fund is proceeding as planned.

By way of review, in early September 2009, we wrote to tell you that the Fund’s Board of Trustees determined it was in the best interests of shareholders to liquidate the Fund, given the significant redemptions over the previous two years, which made it difficult to appropriately diversify the portfolio. We also noted in that letter that virtually all of the Fund’s investments were illiquid, with their own redemption terms, which meant that distributions to shareholders would occur over time.

In December 2009, the Fund was able to make its first distribution of approximately $55 million, which comprised over half of the Fund’s net assets as of the end of November 2009. As liquidation of the Fund’s underlying assets continues, the Fund will make a second distribution in March 2010. Subsequent distribution(s) will occur based on the receipt of cash from the remaining assets. We also wanted to note that effective January 1, 2010, J.P. Morgan Investment Management, the Fund’s Advisor, has voluntarily waived the Fund’s entire investment advisory fee.

We wanted to reiterate our belief that the liquidation of the Fund is in the best interests of our shareholders, and our goal in this liquidation process is to return proceeds to shareholders in the shortest timeframe possible. We greatly appreciate your patience and understanding during this time.

On behalf of all of us at J.P. Morgan Asset Management, I’d like to thank you for your continued confidence in us. We hope to continue to serve your investment needs in 2010 and beyond. If you have further questions, please contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Portfolio Performance Review (Unaudited)
December 31, 2009

Q. How did the Fund perform?

A. The Undiscovered Managers Multi-Strategy Fund (the “Fund”), which seeks to achieve capital appreciation with low volatility relative to the broad equity markets,* returned 4.72%** for the 12 months ended December 31, 2009. This compares to the 0.21% return for the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”) for the same period.

Q. Why did the Fund perform this way?

A. The Fund outperformed the Index for the period, due primarily to the long/short equity strategy. In addition, the Fund’s investment with credit managers performed well as spreads decreased and leveraged loans and high-yield issue prices rose, driving positive total returns for those portfolios. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries. On the downside, our investments with certain short-oriented investments suffered, as the markets’ broad rally carried up even weak names.

Q. How was the Fund Managed?

A. On August 19, 2009, the Fund’s Board of Trustees (the “Board”) determined that it was in the best interests of shareholders to liquidate the Fund and it approved a Plan of Liquidation and Termination. Since that date, the Fund was managed in anticipation of its eventual liquidation. The Fund began the liquidation process by submitting the proper redemption notices to all of its underlying investments. Because substantially all of the Fund’s underlying investments are illiquid securities with each having its own unique redemption terms, the redemption proceeds are being remitted to the Fund over a period of time. Therefore, the Fund is making multiple distributions of these proceeds in order to return shareholder capital as quickly as possible. Cash proceeds received are invested in the JPMorgan Prime Money Market Fund, pending distribution to shareholders. On December 23, 2009, the Fund distributed approximately $55 million, representing 55% of its net assets as of November 30, 2009. At that time, each shareholder received its pro-rata share of this distribution.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Portfolio Characteristics (Unaudited)
December 31, 2009

Fund Facts

Fund Inception	February 28, 2002

Fiscal Year End	December 31

Net Assets as of 12/31/2009 (in thousands)	$45,598

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Portfolio Characteristics, continued (Unaudited)
December 31, 2009

Average Annual Total Returns as of December 31, 2009

	1 Year	5 Year	Since Inception

Undiscovered Managers Multi-Strategy Fund	4.72%	0.55%	1.94%

LIFE OF FUND PERFORMANCE (2/28/02 TO 12/31/09)

The quoted performance is past performance and not a guarantee of future returns. An absolute return strategy involves risk and is subject to fluctuation. For a more complete description of the risks involved, please refer to the Fund’s Private Placement Memorandum. The past performance of any investment, investment strategy or investment style is not indicative of future performance. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Total return figures include the reinvestment of dividends and capital gains. For up to date month-end performance information, or to receive the Fund’s Private Placement Memorandum, please call 1-800-245-5834. Please read carefully before investing or sending money.

The Fund commenced operations on February 28, 2002.

The graph illustrates comparative performance for $40,000 invested in the Undiscovered Managers Multi-Strategy Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, Barclays Capital U.S. Aggregate Index, HFRI Fund of Funds Composite Index and S&P 500 Index from February 28, 2002 to December 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the indices does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is a one-security index which, at the beginning of every month, selects for inclusion the bill maturing closest to, but not beyond, 91 days from that date. The issue is then held for one month, sold and rolled into a new bill. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The HFRI Fund of Funds Composite Index measures the performance of the broad market of funds of funds open to investors. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Schedule of Portfolio Investments
As of December 31, 2009

	Liquidity	Security Description	Value ($)

Long-Term Investments — 2.6% (f) (i)
Investment Vehicles — 2.3%
Dedicated Short Bias - Short Equity — 0.2%
	Quarterly	Contra Strategic Short Fund, LP †	110,769

Event Driven - Distressed — 0.6%
	Annually	Contrarian Capital Fund I, LP †	296,683

Event Driven - Multi Strategy — 0.6%
	Quarterly	Canyon Value Realization Fund (Cayman), Ltd., Class D DI †	205,403
	Quarterly	Canyon Value Realization Fund (Cayman), Ltd., Class D DI2 †	57,927

			263,330
Long/Short Equity - General — 0.3%
	Quarterly	Bonanza Liquidating Trust †	123,906

Long/Short Equity - Sector — 0.6%
	Monthly	Ecofin General Partner Side Pocket †	268,207

		Total Investment Vehicles (Cost $1,054,266)	1,062,895

	Shares

Private Equities — 0.3%
	19,413	Acceleron Pharma, Inc.	50,474
	15,902	Lifesync Holdings, Inc.	—
	44,533	Metabolex, Inc.	67,012
	Number of Warrants
	6,680	Metabolex, Inc. Warrants	—

		Total Private Equities (Cost $1)	117,486

		Total Long-Term Investments (Cost $1,054,267)	1,180,381

	Shares

Short-Term Investment — 14.4%
Investment Company — 14.4%

	6,577,855	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (Cost $6,577,855)	6,577,855

Total Investments — 17.0% (Cost $7,632,122)			7,758,236
Other Assets in Excess of Liabilities — 83.0%			37,840,002

NET ASSETS — 100.0%			$45,598,238

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(b) Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

 (f) Fair Valued Investments (see Note 2.A.).

 (i) Investment Vehicles and Private Equities have been deemed illiquid and restricted pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

 (l) The rate shown is the current yield as of December 31, 2009.

 † Investment Vehicle may have additional restrictions on liquidty. These additional restrictions may result from the creation of a special investment (e.g. side pocket), the suspension of redemptions (in full or in part) and the commencement of an orderly liquidation. Any of these events may result in the Fund’s delayed receipt of redemption proceeds.

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Statement of Assets and Liabilities
As of December 31, 2009

ASSETS:
Investments in non-affiliates, at value	$1,180,381
Investments in affiliates, at value	6,577,855

Total investments, at value	7,758,236
Receivables:
Investment Vehicles sold	37,943,154
Interest and dividends	4,566

Total Assets	45,705,956

LIABILITIES:
Accrued liabilities:
Investment advisory fees	52,894
Administration fees	22,546
Custodian and accounting fees	1,936
Other	30,342

Total Liabilities	107,718

Net Assets	$45,598,238

NET ASSETS:
Paid in capital	$63,795,959
Accumulated undistributed (distributions in excess of) net investment income	362,319
Accumulated net realized gains (losses) from investments	(18,686,154)
Net unrealized appreciation (depreciation) from investments	126,114

Total Net Assets	$45,598,238

Outstanding units of beneficial interest (shares) ($0.001 par value; unlimited number of shares authorized):	1,920,074
Net asset value, offering and redemption price per share	$23.75

Cost of investments in non-affiliates	$1,054,267
Cost of investments in affiliates	6,577,855

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Statement of Operations
For the Year Ended December 31, 2009

INVESTMENT INCOME:
Dividend income from affiliates	$164,444
Interest income from non-affiliates	15,664

Total investment income	180,108

EXPENSES:
Investment advisory fees	1,402,794
Administration fees	409,616
Custodian and accounting fees	8,218
Professional fees	97,892
Trustees’ and Chief Compliance Officer’s fees	1,478
Printing and mailing costs	4,041
Transfer agent fees	52,785
Commitment fee	3,785
Other	44,449

Total expenses	2,025,058

Less amounts waived (see Note 3.A.)	(172,158)
Less earnings credits (see Note 3.D.)	(898)

Net expenses	1,852,002

Net investment income (loss)	(1,671,894)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from non-affiliated investments	21,509,433
Change in net unrealized appreciation (depreciation) of non-affiliated investments	(15,157,855)

Net realized/unrealized gains (losses)	6,351,578

Change in net assets resulting from operations	$4,679,684

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Statement of Changes in Net Assets
For the Periods Indicated

	Year Ended December 31, 2009	Year Ended December 31, 2008

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,671,894)	$(3,512,914)
Net realized gain (loss)	21,509,433	3,865,848
Change in net unrealized appreciation (depreciation)	(15,157,855)	(44,476,834)

Change in net assets resulting from operations	4,679,684	(44,123,900)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(1,865,093)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	1,337,507	21,156,294
Dividends and distributions reinvested	—	1,696,046
Cost of shares repurchased	(93,566,501)	(86,973,977)

Change in net assets from capital transactions	(92,228,994)	(64,121,637)

NET ASSETS:
Change in net assets	(87,549,310)	(110,110,630)
Beginning of period	133,147,548	243,258,178

End of period	$45,598,238	$133,147,548

Accumulated undistributed (distributions in excess of) net investment income	$362,319	$(5,629)

SHARE TRANSACTIONS:
Issued	58,645	780,637
Reinvested	—	62,817
Repurchased	(4,008,022)	(3,587,102)

Change in shares	(3,949,377)	(2,743,648)

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Statement of Cash Flows
For the Year Ended December 31, 2009

INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets from operations	$4,679,684
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(27,754,254)
Proceeds from disposition of investment securities	111,104,297
Sales of short-term investments, net	14,078,951
Unrealized appreciation/depreciation on investments	15,157,855
Net realized gain/loss on investments	(21,509,433)
Decrease in commitment for purchases	20,300,000
Decrease in receivable for Investment Vehicles sold	30,556,235
Decrease in interest and dividends receivable	64,601
Decrease in accrued expenses and other liabilities	(249,171)

Net cash provided (used) by operating activities	146,428,765

Cash flows provided (used) by financing activities:
Net proceeds from shares issued	1,337,507
Net cost of shares repurchased	(146,475,697)
Due to custodian	(1,290,575)

Net cash provided (used) by financing activities	(146,428,765)

Net increase/decrease in cash	—

Cash:
Beginning of period	—

End of period	$—

Supplemental disclosure of cash flow information:

The Fund paid interest expense of $32,431 on the credit facility during the period.For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts at banks that are not subject to withdrawal restrictions or penalties to be cash.

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Financial Highlights
For the Periods Indicated

	Year Ended

PER SHARE OPERATING PERFORMANCE:	December 31, 2009	December 31, 2008		December 31, 2007		December 31, 2006	December 31, 2005

Net asset value, beginning of period	$22.68	$28.24		$28.38		$28.31	$27.36

Income from investment operations:
Net investment income (loss)	(0.87)	(0.70)		(0.51	)(a)	(0.48)	(0.46)
Net realized and unrealized gains (losses) on investments	1.94	(4.63)		2.31		2.51	2.19

Total from investment operations	1.07	(5.33)		1.80		2.03	1.73

Less distributions:
Distributions from net investment income	—	(0.23)		(0.22)		(0.21)	—
Distributions from capital gains	—	—		(1.72)		(1.75)	(0.73)
Distributions from tax return of capital	—	—		—		—	(0.05)

	—	(0.23)		(1.94)		(1.96)	(0.78)

Net asset value, end of period	$23.75	$22.68		$28.24		$28.38	$28.31

TOTAL RETURN (b)	4.72%	(19.01	) %	6.35%		7.18%	6.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$45,598	$133,148		$243,258		$282,056	$262,002

RATIOS TO AVERAGE NET ASSETS: (c)
Net expenses	1.74%	1.75	% (d)	1.72%		1.74%	1.71%
Net investment income (loss)	(1.57)	(1.58)		(1.72)		(1.73)	(1.71)
Expenses without waivers, reimbursements and earnings credits	1.90	1.76		1.73		1.74	1.71
PORTFOLIO TURNOVER RATE	36	23		14		31	36

(a)	Calculated based upon average number of shares outstanding.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(c)	Expenses of Investment Vehicles are not included in the expense ratios.

(d)	Includes interest expense of 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Notes to Financial Statements
As of December 31, 2009

1. Organization

UM Investment Trust (“UMIT”) (the “Trust”) was organized on November 12, 2001, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. Undiscovered Managers Multi-Strategy Fund (the “Fund”) is the only series of the Trust. The Fund commenced operations on February 28, 2002.

On August 19, 2009, (the “Liquidation Date”) the Board of Trustees approved a Plan of Liquidation and Termination (the “Plan”) whereby all assets of the Fund will be distributed pro rata to all shareholders and the Fund will be dissolved. Since the Fund is in liquidation, it is no longer accepting purchases and redemptions.

Prior to the Liquidation Date, the objective of the Fund was to achieve capital appreciation with low volatility relative to the broad equity markets. The Fund sought to achieve its objective through a multi-manager, multi-strategy program of investments in a variety of partnerships and other investment vehicles (collectively, the “Investment Vehicles”) that are advised by a variety of investment management firms. The Fund primarily invested in Investment Vehicles that are not registered under the 1940 Act and cannot be resold or transferred except by permission of the managers of the Investment Vehicles.

The Fund has submitted redemption requests to all underlying Investment Vehicles and has received proceeds for a portion of these investments. As disclosed in the Offering Memorandum, underlying Investment Vehicles may apply a holdback on part of the redemption proceeds due to the Fund when it redeems its investments. Typically, the holdback amounts will not be paid until the completion of the audit of the underlying Investment Vehicles’ financial statements. In addition, certain underlying Investment Vehicles may have additional restrictions on liquidity. These additional restrictions may result from the creation of a special investment (e.g. side pocket), the suspension of redemptions (in full or in part) and the commencement of an orderly liquidation. Any of these events may result in a delay in the Fund’s receipt of redemption proceeds.

Redemption proceeds that are pending distribution from the underlying Investment Vehicles are reflected as a receivable on the Statement of Assets and Liabilities. The remaining investment balances in underlying Investment Vehicles are reported in the Schedule of Portfolio Investments (“SOI”) and are primarily comprised of illiquid (e.g., side pocket) investments. In addition, the Fund received securities as part of redemption proceeds for certain underlying Investment Vehicles. These securities are listed on the SOI as private equity investments.

While the Fund is in the process of liquidating, proceeds from redemptions will be invested in the JPMorgan Prime Money Market Fund.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Notes to Financial Statements
As of December 31, 2009 (continued)

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments

The Trust determines the net asset value per share of the Fund (i) as of the last day of each month that the New York Stock Exchange is open for trading as of the earlier of 4:00 p.m. Eastern Time or the close of regular trading on the New York Stock Exchange and (ii) at such other dates and times as may be approved by the Trust's officers from time to time. Investments in Investment Vehicles are presented in the accompanying financial statements at fair value. Fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Vehicle in accordance with the Investment Vehicle's valuation policies and reported at the time of the Fund's valuation, net of any performance fees. As a general matter, the fair value of the Fund's interest in an Investment Vehicle will represent the amount that the Fund could reasonably expect to receive from an Investment Vehicle if the Fund's interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Considerable judgment is required to interpret the factors used to develop estimates of fair value. These factors include, but are not limited to, a review of the underlying securities of the Investment Vehicles when available, ongoing due diligence of the style, strategy and valuation methodology employed by each Investment Vehicle, and a review of market inputs that may be expected to impact the performance of a particular Investment Vehicle. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value and could be material to the financial statements. In the unlikely event that an Investment Vehicle does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Vehicle based on the most recent value reported by the Investment Vehicle, as well as any relevant information available at such time.

Securities for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (such as private equities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Notes to Financial Statements
As of December 31, 2009 (continued)

related events after the report date and prior to issuance of the report are not reflected herein.

Investments of the Fund with a value of $1,180,381, which is approximately 15.2% of the Fund's investments at December 31, 2009, have been fair valued and are illiquid and restricted as to resale or transfer.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total

Investments in Securities #	$6,577,855	—	$1,180,381	$7,758,236

# Portfolio holdings designated as Level 1 and Level 3 are disclosed individually in the SOI. Level 1 consists of an investment in a short-term investment company. Please refer to the SOI for further detail on the portfolio holdings.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Notes to Financial Statements
As of December 31, 2009 (continued)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2008	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization / accretion	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of December 31, 2009

Investments in Securities
Dedicated Short Bias - Short Equity	$19,408,373	$88,999	$(6,135,502)	$—	$(13,251,101)	$—	$110,769
Event Driven -Distressed	6,992,816	7,150,568	(5,050,452)	—	(8,796,249)	—	296,683
Event Driven -Multi Strategy	3,058,290	2,281,680	(651,269)	—	(4,425,371)	—	263,330
Long/Short Equity - General	26,909,265	2,286,896	4,219,289	—	(33,291,544)	—	123,906
Long/Short Equity - Sector	21,810,102	9,701,290	(7,657,406)	—	(23,585,779)	—	268,207

Private Equities	—	—	117,485	—	1	—	117,486
Total	$78,178,846	$21,509,433	$(15,157,855)	$—	$(83,350,043)	$—	$1,180,381

Transfers into and out of Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2009, which were valued using significant unobservable inputs (Level 3) amounted to approximately $(731,405). This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliated investments on the Statement of Operations and the Statement of Changes in Net Assets.

B. Security Transactions and Investment Income

Investment transactions are accounted for on the trade date (the date the subscription/redemption is accepted and effective). Gains and losses are calculated on the specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

All changes in the value of the Investment Vehicles are included as unrealized appreciation or depreciation in the Statement of Operations.

C. Fund Expenses

The Fund bears all the expenses of its own operations, including, but not limited to legal, audit, fund accounting, registration and blue sky filing fees. With respect to the Fund’s investments in other registered investment companies, private investment funds, and other commingled Investment Vehicles, the Fund bears its ratable share of each such

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Notes to Financial Statements
As of December 31, 2009 (continued)

entity’s expenses and would also be subject to its share of the management and performance fees, if any, charged by such entity. The Fund’s share of management and performance fees charged by such entities is in addition to fees paid by the Fund to the Advisor and is not reflected as Fund expenses.

As of December 31, 2009, the Fund had investments in six Investment Vehicles, none of which were related parties. The agreements related to investments in Investment Vehicles provide for compensation to the general partners/managers in the form of management fees of 1% to 2% (per annum) of the net assets and performance fees or allocations of 5% to 30% of net profits earned. The Investment Vehicles provide for periodic redemptions, with various lock-up provisions from initial investment. The liquidity provisions shown in the Schedule of Portfolio Investments apply after the expiration of lock-up provisions.

D. Federal Income Taxes

The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of net realized capital gains, if any, were declared and paid at least annually. Since the Fund is in liquidation distributions may occur more frequently. For financial statement purposes, a liquidating distribution of approximately $55 million that occurred in December 2009, has been accounted for as a redemption of shares. The amount of dividends and distributions from net investment income and net realized capital gains was determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Notes to Financial Statements
As of December 31, 2009 (continued)

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments

$3,920,265	$2,039,842	$(5,960,107)

The reclassifications for the Fund relate primarily to investments in partnerships.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee

J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Fund, pursuant to the Investment Advisory Agreement. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor has a responsibility for the management of the Fund’s affairs, subject to the supervision of the Board. For such services, the Advisor is paid a fee, which is accrued and paid monthly at the annual rate of 1.25% of average monthly net assets. The average net assets for each calendar month are determined by averaging the value of the Fund’s net assets on the last business day of such month with the value of the Fund’s net assets on the last business day of the immediately preceding calendar month. In connection with the Plan, JPMIM voluntarily waived a portion of its investment advisory fee so that the effective advisory fee rate was 0.85% during the period September 1, 2009 through December 31, 2009. This waiver amounted to $124,833.3 Effective January 1, 2010, JPMIM has agreed to voluntarily waive its entire advisory fee.

Prior to October 12, 2009, the Fund’s investment portfolio was managed on a day-to-day basis by Cadogan Management, LLC (“Cadogan” or the “Sub-advisor”), under the general oversight of the Advisor and the Board. The Advisor monitored and evaluated the Sub-advisor to help assure that it was managing the Fund in a manner consistent with the Fund’s investment objective and restrictions and applicable laws and guidelines.

Under the terms of the former Sub-advisory Agreement between the Advisor and Cadogan, the Advisor paid Cadogan a monthly sub-advisory fee at the annual rate of 0.85% of the average monthly net assets of the Fund up to May 15, 2009. Effective May 15, 2009, the former sub-advisory agreement terminated due to a change in control of the sub-advisor. The sub-advisor continued to provide services to the Fund pursuant to an interim sub-advisory agreement which terminated as of October 12, 2009. After that date, the Advisor took responsibility for the day to day management of the Fund. For the period May 15 through October 12, 2009, the Advisor reimbursed Cadogan for their

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Notes to Financial Statements
As of December 31, 2009 (continued)

costs, up to 0.85% of average monthly net assets, associated with providing sub-advisory services to the fund.

The fees paid to the Advisor are separate from and in addition to the fees charged to the Fund by the Investment Vehicles.

The Fund may sweep excess cash into one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of these waivers resulting from investments in the money market funds for the year ended December 31, 2009 was $47,325.

B. Administration Fee

Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed and paid monthly at the annual percentage of 0.365% of the average monthly net assets of the Fund. The average net assets for each calendar month is determined by averaging the value of the Fund’s net assets on the last business day of such month with the value of the Fund’s net assets on the last business day of the immediately preceding calendar month.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Placement Agent

JPMorgan Distribution Services, Inc. (the “Placement Agent”), an indirect wholly-owned subsidiary of JPMorgan, serves as the Fund’s placement agent. Prior to the Liquidation Date, the Placement Agent processed subscriptions for shares and provided various sales support activities in connection with the Fund’s private placement of shares.

The Placement Agent received no compensation for its services.

D. Custodian and Accounting Fees

JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and fund accounting services for the Fund. The amount paid directly to JPMCB by the Fund for custody and accounting services is included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Notes to Financial Statements
As of December 31, 2009 (continued)

E. Other

Certain officers of the Trust are affiliated with the Advisor and the Administrator. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s Fees in the Statement of Operations.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases	Sales

$27,754,254	$111,104,297

During the year ended December 31, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2009 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

$10,074,986	$—	$2,316,750	$(2,316,750)

For the Fund, the difference between book and tax basis appreciation/(depreciation) on investments is primarily attributed to the outstanding basis adjustment from the Fund’s investments in partnerships.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Notes to Financial Statements
As of December 31, 2009 (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2008 were as follows:

Ordinary Income	Total

$1,865,093	$1,865,093

At December 31, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long- Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)

$368,106	$(15,902,796)	$(2,316,750)

The cumulative timing differences primarily consist of post-October loss deferrals and the outstanding basis adjustment for the Fund’s investments in partnerships.

As of December 31, 2009, the Fund had the following net capital loss carryforwards, expiring during the year indicated below. Due to the liquidation, the Fund does not expect to be able to use these amounts.

2016	2017	Total

$14,821,492	$1,081,304	$15,902,796

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010 post-October capital losses of $340,498.

6. Shareholder Transactions

Prior to the Liquidation Date, no shareholder had the right to require the Fund to redeem shares, although the Fund from time to time may have repurchased Shares as of the last day of a calendar quarter pursuant to written tenders by shareholders, which written tenders must have been received by the Fund at least 60 and no more than 90 days prior to the repurchase date. Whether repurchases will have been made during any given quarter was determined by the Board in its sole discretion. In determining whether the Fund should offer to repurchase Shares from shareholders, the Board considered recommendations of the Advisor. The Advisor generally recommended to the Board that the Fund offered to repurchase Shares on the last business day of each calendar quarter.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Notes to Financial Statements
As of December 31, 2009 (continued)

Dividends and capital gain distributions (“Distributions”), if any, were automatically reinvested in additional shares of the Fund at the Fund’s net asset value on the record date thereof unless a shareholder elected to receive Distributions in cash.

7. Risk Factors

The Fund was exposed to the risk factors described below in connection with its investments in underlying Investment Vehicles during the reporting period ended December 31, 2009. The Fund’s exposure to these factors is limited to the remaining investment amounts in underlying Investment Vehicles and private equity securities, as presented in the Schedule of Portfolio Investments.

Because of the limitation on rights of redemption and the fact that the Shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Sub-advisor may have invested the Fund’s assets in Investment Vehicles that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Fund is highly illiquid and involves a substantial degree of risk. Investment Vehicles are riskier than liquid securities because the Investment Vehicles may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Investment Vehicles may have caused investors to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance. Although prior to going into liquidation, the Fund may have offered to repurchase Shares from time to time, there was no assurance that such offers would have been made with any regularity.

Prior to its liquidation, the Fund invested primarily in Investment Vehicles that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage that may involve significant risks.

The Investment Vehicles may have invested a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Vehicles may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may lead to increased volatility of the Fund’s net asset value. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the Shares.

The Investment Vehicles provide for periodic redemptions ranging from monthly to annually with lock-up provisions of up to one year from initial investment.

The Investment Vehicles may invest in securities of foreign companies that involve special risks and considerations not typically associated with investments in the United

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Notes to Financial Statements
As of December 31, 2009 (continued)

States of America, due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Investment Vehicle. Such concentrations may subject the Investment Vehicles to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Investment Vehicles may also invest in derivatives which represent agreements between the Investment Vehicles and a counterparty. Such agreements, which include forward contracts, non-exchange-traded options and swaps, usually represent an agreement between two parties to either receive or pay monies equal to the difference between a selective value or market rate and/or corresponding value or market value (“Reference Rates”) upon the termination of an agreement. Such transactions can be effected on a leveraged basis which may amplify the positive or negative outcome of the change in Reference Rates.

8. Borrowings

Effective January 25, 2008, the Fund entered into a 365-day $25,000,000 committed unsecured revolving credit facility (“Credit Facility”) for temporary or emergency purposes with The Bank of New York. Under terms of the Credit Facility, the Fund will pay a facility fee on the amount of the commitment at a rate per annum of 0.15%. In addition, the Fund pays interest on borrowings, at its option, at a rate per annum equal to either (i) 0.85% plus the federal funds rate or (ii) 0.85% plus an adjusted LIBOR rate for interest periods of 1,2 or 3 months. This agreement expired on January 24, 2009 and was extended until February 6, 2009. The Fund had no borrowings through that date.

9. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund entered into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. Subsequent Events

Subsequent to December 31, 2009, the Fund received $33,342,256 in cash from Investments Vehicles sold.

Management has evaluated all subsequent transactions and events after the balance sheet date through February 25, 2010, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of UM Investment Trust and Shareholders of Undiscovered Managers Multi-Strategy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Undiscovered Managers Multi-Strategy Fund (hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As explained in Note 1, during August 2009, the Board of Trustees of the Fund approved the liquidation of the Fund.

PricewaterhouseCoopers LLP
New York, New York
February 25, 2010

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex

Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000 – 2001); Vice President and Treasurer, Ingersoll – Rand Company (manufacturer of industrial equipment) (1972 – 2000).	132	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979 – present).	132	Director, Cardinal Health, Inc. (CAH) (1994 – present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007 – present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999 – present); President, Adelphi University (New York) (1998 – 1999).	132	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002 – present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003 – 2004); President – Consumer Banking and Investment Services, Fleet Boston Financial (1971 – 2001).	132	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000 – present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992 – 2000).	132	Director, Center for Deaf and Hard of Hearing (1990 – present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985 – present).	132	Trustee, Carleton College (2003 – present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001– 2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985 – 2001).	132	Trustee, Stratton Mountain School (2001 – present).

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex

Independent Trustees (continued)

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002 – present); President, Kenyon College (1995 – 2002).	132	Trustee, American University in Cairo (1999 – present); Trustee, Carleton College (2002 – present).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003 – present); Chairman and Chief Executive Officer, Lumelite Corporation (1985 – 2002).	132	Trustee, Morgan Stanley Funds (164 portfolios) (1992 – present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, JP Greene & Associates, LLC (broker-dealer) (2000 – 2009); Chief Investment Officer, Wabash College (2004 – present); self-employed consultant (2000 – present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988 – 1999).	132	Trustee, Wabash College (1988 – present); Chairman, Indianapolis Symphony Orchestra Foundation (1994 – present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968 – 1998).	132	None.

Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993 – present).	132	None.

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989 – 1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990 – 1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990 – 1998).	132

Director, Glenview Trust Company, LLC (2001 – present); Trustee, St. Catherine College (1998 – present); Trustee, Bellarmine University (2000 – present); Director, Springfield-Washington County Economic Development Authority (1997 – present); Trustee, Catholic Education Foundation (2005 – present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*

Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005.The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OFFICER S
(Unaudited)

Name (Year of Birth),Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

George C.W. Gatch (1962), President (2005)

Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*

Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Frank J. Nasta (1964), Secretary (2008)

Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration - Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)

Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Michael J. Tansley (1964), Controller (2008)

Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*

Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Brian L. Duncan (1965), Assistant Treasurer (2008)*

Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)

Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.
* The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Schedule of Shareholder Expenses (Unaudited)
Hypothetical $1,000 Investment
December 31, 2009

As a shareholder of the Fund, you incur ongoing costs, including investment advisory, administration fees and other Fund expenses (not including expenses from underlying Investment Vehicles). The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example assumes that you had a $1,000 investment in the Fund at the beginning of the reporting period, July 1, 2009, and continued to hold your shares at the end of the reporting period, December 31, 2009.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line of the Fund under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2009	Ending Account Value, December 31,	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio

		2009

Actual	$1,000.00	$1,020.20	$7.94	1.56%
Hypothetical	1,000.00	1,017.34	7.93	1.56

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?
A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?
A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?
A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?
A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?
A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?
A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

For More Information:

Investment Advisor
J.P. Morgan Investment Management Inc.
245 Park Avenue
New York, New York 10167

Placement Agent
JPMorgan Distribution Services, Inc.
245 Park Avenue
New York, New York 10167

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund’s Private Placement Memorandum. This document may not be copied, faxed or otherwise distributed to the general public.

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc.

AN-UMMS-0609

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2009 – $87,550

2008 – $88,230*

* Audit fees reported in 2008 Form N-CSR filing also included audit-related fees.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2009 – $0

2008 – $4,800

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2009 – $12,140

2008 – $12,170

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2009 and 2008.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2009 – Not applicable

2008 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the

Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

      (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2009 – 0.0%

2008 – 0.0%

 (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant for the last two calendar year ends were:

2009 – $24.7 million

2008 – $25.5 million

These amounts also include the aggregate non audit fees billed by the Independent Registered Public Accounting firm for services rendered to J.P. Morgan Chase & Co. (“JPMC”) and certain related entities.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

The Registrant has adopted proxy voting policies and procedures, as defined in Item 7 of Form N-CSR. A copy of the policies and procedures is filed as Exhibit 12(a)(3) to this Form. The Board of Trustees has delegated to the Fund’s investment adviser (the “Adviser”), proxy voting authority with respect to the Fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Fund, the Fund’s Board of Trustees has adopted the Adviser’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.

The Adviser and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, the Adviser will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that the Adviser and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, the Adviser has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. (“ISS”) in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund’s investment adviser or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how the Adviser will vote the proxy. In addressing any material conflict, the Adviser may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain Adviser personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•

Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for the Adviser to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to the Adviser in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. The Adviser also considers the cost of voting in light of the expected benefit of the vote.

•

Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, the Adviser pays particular attention to management’s arguments for promoting the prospective change. The Adviser’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•

The Adviser is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, the Adviser will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•	The Adviser will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

•	The Adviser will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

•

The Adviser will vote in favor of increases in capital which enhance a company’s long-term prospects. The Adviser will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, the Adviser will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•

The Adviser will vote in favor of proposals which will enhance a company’s long-term prospects. The Adviser will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•	The Adviser reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, the Adviser will generally vote against such proposals and vote for revoking existing plans.

•

Where social or environmental issues are the subject of a proxy vote, the Adviser will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

•

With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) the Adviser’s position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•

The Adviser considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from trustees who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated trustees who serve on audit, compensation or nominating committees or are affiliated trustees and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•

The Adviser votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent trustees and the nominating committee is composed solely of such trustees).

•	The Adviser also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	The Adviser votes against proposals for a super-majority vote to approve a merger.

•

The Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

•

The Adviser votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. The Adviser generally considers other management compensation proposals on a case-by-case basis.

•

The Adviser also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

As of the date of this filing, the Fund is in liquidation and active management of the portfolio has terminated. There is no portfolio manager currently affiliated with the Fund.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases covered by this Item during the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

The Registrant has adopted proxy voting policies and procedures, as defined in Item 7 of Form N-CSR. A copy of the policies and procedures is filed as Exhibit 7 to this Form.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UM Investment Trust

By:

/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

March 10, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

March 10, 2010

By:

/s/____________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

March 10, 2010